Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Part B of Amendment No. 1 to Registration Statement
No. 811-10095 on Form N-1A of our reports dated May 11, 2001, appearing in the March 31, 2001 Annual Reports of Merrill Lynch Small Cap Value Fund, Inc. and Mercury Small Cap Value Fund, Inc.

/s/ Deloitte & Touche LLP New York, New York July 11, 2001